Docusign Envelope ID: 1941ED30-986A-4CBF-8621-F75ABEA5545F Exhibit 10.20.1

Docusign Envelope ID: 1941ED30-986A-4CBF-8621-F75ABEA5545F Carter Lyons Carter Lyons Co-Chief Executive Officer Carter Lyons Co-Chief Executive Officer Co-Chief Executive Officer

Docusign Envelope ID: 1941ED30-986A-4CBF-8621-F75ABEA5545F